                                 [EXHIBIT 23.3]


                                     CONSENT

        We have issued our report dated March 20, 1998, accompanying the financial statements of Clyde Companies, Inc. contained in the Registration Statement and Prospectus. We consent to the use of the aforementioned report in the Registration Statement and Prospectus and to the use of our name as it relates to the above Company appearing under the captions "Selected Financial Information," Summary Historical Financial Information" and "Experts."


                                            /s/ Grant Thornton LLP
                                            ----------------------------
                                                Grant Thornton LLP


Provo, Utah
May 11, 1998

                                     CONSENT

        We have issued our report dated March 5, 1998, accompanying the financial statements of W. W. Clyde & Co., contained in the Registration Statement and Prospectus. We consent to the use of the aforementioned report in the Registration Statement and Prospectus and to the use of our name as it relates to the above Company appearing under the captions "Selected Financial Information," Summary Historical Financial Information" and "Experts."


                                            /s/ Grant Thornton LLP
                                            ----------------------------
                                                Grant Thornton LLP


Provo, Utah
May 11, 1998

                                     CONSENT

        We have issued our report dated February 20, 1998, accompanying the financial statements of Geneva Rock Products, Inc., contained in the Registration Statement and Prospectus. We consent to the use of the aforementioned report in the Registration Statement and Prospectus and to the use of our name as it relates to the above Company appearing under the captions "Selected Financial Information," Summary Historical Financial Information" and "Experts."


                                            /s/ Grant Thornton LLP
                                            ----------------------------
                                                Grant Thornton LLP


Provo, Utah
May 11, 1998

                                     CONSENT

        We have issued our report dated February 27, 1998, accompanying the financial statements of Utah Service, Inc., contained in the Registration Statement and Prospectus. We consent to the use of the aforementioned report in the Registration Statement and Prospectus and to the use of our name as it relates to the above Company appearing under the captions "Selected Financial Information," Summary Historical Financial Information" and
"Experts."


                                            /s/ Grant Thornton LLP
                                            ----------------------------
                                                Grant Thornton LLP



Provo, Utah
May 11, 1998

                                     CONSENT

        We have issued our report dated March 13, 1998, accompanying the financial statements of Beehive Insurance Agency, Inc., contained in the Registration Statement and Prospectus. We consent to the use of the aforementioned report in the Registration Statement and Prospectus and to the use of our name as it relates to the above Company appearing under the captions "Selected Financial Information," Summary Historical Financial Information" and "Experts."


                                            /s/ Grant Thornton LLP
                                            ----------------------------
                                                Grant Thornton LLP


Provo, Utah
May 11, 1998